THIS INDENTURE, made the 17TH day of December nineteen hundred and ninety-eight between THE CITY OF NEW YORK, a municipal corporation, having its principal office at City Hall, Borough of Manhattan, City and State of New York the first party and WESTERN BEEF PROPERTIES, INC. a domestic corporation having its principal place of business at 47-05 Metropolitan Avenue, Ridgewood, NY 11385 hereinafter designated as the second party.

            WHEREAS, after the appraisal under the direction of the Mayor of the City of New York, and after a public hearing held on the 25th day of February, 1998, the Mayor by authorization dated the 11th day of March, 1998 (Calendar No.49), duly ordered and directed the sale at public auction of the premises therein and hereinafter described for the minimum or upset price of ONE HUNDRED THIRTY ONE THOUSAND FIVE HUNDRED ($131,500.00) DOLLARS and

            WHEREAS, after advertisement in the manner provided by law, said Premises were duly sold by and under the direction of the Department of Citywide Administrative Services, Division of Real Property (now known as Division of Real Estate Services) at public auction at the time and place set forth in such advertisement for the sum of SIX HUNDRED FORTY THOUSAND($640,000.00) DOLLARS that being the highest bid therefor at the said sale,

            NOW, THEREFORE, WITNESSETH: That the first party, in consideration of the sum of SIX HUNDRED FORTY THOUSAND($640,000.00) DOLLARS

lawful money of the United States, paid by the second party, does hereby grant and release unto the second party, the heirs or successors and assigns of the second party forever,

            All that/those certain piece/s or parcel/s of land, together with any improvements thereon, situate, lying and being in the Borough of MANHATTAN City and State of New York, designated on the Tax Map of the City of New York, for the Borough of MANHATTAN , as said Tax Map was on August 29, 1978,

            Block 2040 Lot/s 61

            TO HAVE AND TO HOLD the premises herein granted unto the second party, the heirs or successors and assigns of the second party forever.

            Subject to: (1) Any state of facts an accurate survey would show;
(2) The rights, if any, of tenants and persons in possession, if any; (3) All violations of any local, State or Federal Government having jurisdiction thereof existing at the time of closing; (4) Building restrictions and zoning regulations in force at the time of the delivery of the deed and covenants, restrictions of record, and easements affecting the subject property; (5) The trust fund provisions of section thirteen of the Lien Law; and (6) All provisions of the Standard Terms and Conditions of Sale in force and effect at the time of the Sale that are applicable.

            In the event of the acquisition by the City of New York, by condemnation or otherwise, of any part or portion of the premises herein granted (except for the portion of the premises herein granted containing a building as of the date of this deed), lying within the bed of any street, avenue, parkway, expressway, park, public place or catch-basin, as said street, avenue, parkway, expressway, park, public place or catch-basin is shown on the present City Map, the second party, the heirs or successors and assigns of the second party, shall only be entitled as compensation for such acquisition by the City to the amount of One Dollar, and shall not be entitled to compensation for any buildings or structures erected thereon after July 20, 1998, within the lines of the street, avenue, parkway, expressway, park, public place or catch-basin so laid out and acquired. This covenant shall be binding upon and run with the land and shall endure until the second party, the heirs or successors and assigns of the second party, obtains a written release of this covenant executed by the Deputy Commissioner of Department of Citywide Administrative Services, Division of Real Estate Services or a person designated by the City's Mayor who may in his sole discretion execute such release if the City Map has already been changed so as to eliminate the lines of said street, avenue, parkway, expressway, park, public place or catch-basin from any part or portion of the premises if the City Map has not been so changed, the said officer may execute such a release after authorization by the City's Mayor. The second party, the heirs or successors and assigns of the second party shall pay such consideration for the release as said officer shall deem appropriate.

            IN WITNESS WHEREOF, the party of the first part has caused these presents to be subscribed to by the Deputy Commissioner of the Department of Citywide Administrative Services, Division of Real Estate Services and by the City Clerk and its corporate seal to be hereunto affixed the day and year first above written.
                                        THE CITY OF NEW YORK
Approved As To Form:
                                        By: /s/ Lori Fierstein
                                            ----------------------------------
                                        Deputy Commissioner
                                        Department of Citywide Administrative
                                        Service , Division Real Estate Services

/s/ Theodore K. Okun                    By: /s/ Raymond C. Teatum
----------------------------            ---------------------------------------
Theodore K. Okun                        City Clerk
Acting Corporation Counsel,
                                                RAYMOND C. TEATUM
                                                1st Deputy and Acting City Clerk

STATE OF NEW YORK, )
COUNTY OF NEW YORK ) ss.:

            On this 10 day of NOV 1998, before me personally came LORI FIERSTEIN to me known and known to me to be the Deputy Commissioner of the Department of Citywide Administrative Services, Division of Real Estate Services of the City of New York and the same person who executed the foregoing Deed, and she acknowledged that she executed the foregoing Deed on behalf of the City of New York as said Deputy Commissioner of the Department of Citywide Administrative Services, Division of Real Estate Services pursuant to the authority vested in her by authorization of the Mayor, date and Calendar number, set forth in the within instrument.

                                             /s/ Ann Marie Neary

STATE OF NEW YORK, )                            ANN MARIE NEARY
COUNTY OF NEW YORK ) ss.:                     Commissioner of Deeds
                                            City of New York No. 1-0053
                                       Certificate Filed in New York County
                                            Commission Expires May 1, 1999

            On this    day of     19 , before me personally came CARLOS CUEVAS,
with whom I am acquainted and known to me to be the City Clerk of The City of New York, who being by me duly sworn, did depose and say that he is doing business at 1 Centre Street, New York, New York 10007; that he is the City Clerk of the City of New York, the municipal corporation described in and which executed the foregoing Deed; that he knows the seal of said corporation; that the seal affixed to said Deed is such seal; that it was so affixed as provided by law, and that he signed his name thereto as City Clerk by like authority.

STATE OF NEW YORK, )
COUNTY OF NEW YORK ) ss.:

            On this 16th day of Nov 1998, before me personally came RAYMOND TEATUM, with whom I am acquainted and known to me to be the First Deputy City Clerk of The City of New York, who being by me duly sworn, did depose and say that he is doing business at 1 Centre Street, New York, New York 10007; that he is the City Clerk of the City of New York, the municipal corporation described in and which executed the foregoing Deed; that he knows the seal of said corporation; that the seal affixed to said Deed is such seal; that it was so affixed as provided by law, and that he signed his name thereto as City Clerk by like authority.

                                                 /s/ Ann Marie Neary

                                                 ANN MARIE NEARY
                                              Commissioner of Deeds
                                            City of New York No. 1-0053
                                       Certificate Filed in New York County
                                            Commission Expires May 1, 1999

------------------------------

           DEED

------------------------------                BLOCK(S)      2040
  THE CITY OF NEW YORK                        LOT(S):       61
                                              COUNTY:       MANHATTAN
      TO
WESTERN BEEF PROPERTIES, INC.               Record and return to:

                                              Bruce J. Cooper, Esq
                                              17 Battery Place
                                              NY, NY 10004

                        CONTINENTAL ABSTRACT CORPORATION

                                   SCHEDULE C

                                                   POLICY NO:     331005107 3108

ALL that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County of New York, city and State of New York, more particularly designated on the Tax Map of the City of New York, for the Borough of Manhattan as Section 7, Block 2040, Lot 61 as said Tax Map was on the 29th day of August, 1978, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of West 155th Street with the easterly side of Frederick Douglas Boulevard;

RUNNING THENCE Easterly along the southerly side of West 155th Street a distance of 325.00 feet;

RUNNING THENCE Southerly at right angles to the last mentioned course, a distance of 99,92 feet;

RUNNING THENCE Southerly at right angles to the last mentioned course, a distance of 225.00 feet;

RUNNING THENCE Northerly at right angles to the last mentioned course, a distance of 74.92 feet;

RUNNING THENCE Westerly at right angles to the last mentioned course, a distance of 100.00 feet to the easterly side of Frederick Douglas Boulevard;

RUNNING THENCE Northerly along the easterly side of Frederick Douglas Boulevard,
25.00 feet to the point or place of BEGINNING.


     P61.C FOR USE WITH ALTA LOAN AND OWNER'S POLICY.